UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

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FORM 8-K

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CURRENT REPORT

Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  February 7, 2020

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SHENANDOAH TELECOMMUNICATIONS CO/VA/

(Exact name of registrant as specified in its charter)

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Virginia	0-9881	54-1162807
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

500 Shentel Way,
Edinburg, Virginia 22824

(Address of Principal Executive Offices) (Zip Code)

Registrant's telephone number, including area code: (540) 984-4141

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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock (No Par Value)	SHEN	NASDAQ Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company,indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On February 7, 2020, Shentel Management Company (the “Company”), an affiliate of Shenandoah Telecommunications Company, entered into severance agreements, each of which is in substantially the same form (the “Severance Agreement”), with Christopher E. French, David L Heimbach, William L. Pirtle and Thomas A. Whitaker (each, the “Executive” under his respective Severance Agreement), which provide for certain payments to the Executive in the event of certain terminations of the Executive’s employment.

The Severance Agreement has an initial term ending on December 31, 2021, which will be extended automatically by additional one-year periods unless the Company or the Executive gives written notice that it or he does not wish to extend the Severance Agreement (the “Term”). In addition, in the event that a Control Change Date (as defined below) occurs during the Term, the Term will be extended until the date that is 18 months after such Control Change Date (or, if more than one Control Change Date occurs during the Term, the last Control Change Date).

In addition to the Standard Termination Benefits (as defined in the Severance Agreement) that the Executive is entitled to receive upon a termination of the Executive’s employment with the Company and its affiliates for any reason, in the event of a Covered Termination (as defined below) of the Executive, the Executive is entitled to receive (a) if a Control Change Date has not occurred before the date of the Executive’s Covered Termination, (i) an amount equal to one times the Executive’s annual base salary as in effect on the date the Executive’s employment ends (but disregarding any reduction in base salary that constitutes Good Reason (as defined in the Severance Agreement)), payable in installments in accordance with the Company’s regular payroll policy, and (ii) if the Executive elects to continue coverage under the Company’s health insurance plan under COBRA, reimbursement in an amount equal to the monthly premium that the Company pays for active employees for the same type and level of such coverage for up to 12 months, unless such obligation terminates earlier in accordance with the terms of the Severance Agreement, payable in the month after the month in which the Executive paid the COBRA premium, or (b) if a Control Change Date has occurred on or before the date of the Executive’s Covered Termination, (1) the benefits described in clauses (a)(i) and (ii) of this paragraph and (2) an amount equal to one times the Executive’s “target” annual incentive bonus for the year in which the Executive’s employment ends (the benefits described this paragraph, the “Severance Benefits”).

The Severance Benefits will be provided to the Executive only if (a) the Executive remains continuously employed by the Company or its affiliates until the date of the Executive’s Covered Termination; (b) the date of the Executive’s Covered Termination is during the Term; (c) the Executive provides the Company the general release and waiver of claims contemplated by the Severance Agreement; and (d) the Executive complies with the Executive’s covenants in the Severance Agreement, including with respect to non-competition, non-solicitation, confidentiality and non-disparagement. No further Severance Benefits will be provided to the Executive after the date that the Executive becomes employed by, or provides services to, a Buyer (as defined below). In the event that the Executive breaches certain covenants in the Severance Agreement, the Executive is obligated to repay to the Company the Severance Benefits previously paid to the Executive on or after the date of the Executive’s breach.

If the benefits or payments payable under the Severance Agreement would subject the Executive to tax under Section 4999 of the Internal Revenue Code, such payments will be reduced as provided in, and to the extent required by, Section 14.04 of the Shenandoah Telecommunications Company 2014 Equity Incentive Plan. If any provision of the Severance Agreement is found not to comply with, or otherwise not be exempt from, Section 409A of the Internal Revenue Code, such provision shall be modified, in the sole discretion of the Company, to comply with, or to effectuate an exemption from, Section 409A of the Internal Revenue Code.

The following definitions apply to the Severance Agreement:

“Buyer” means the purchaser or acquirer in a Transaction.

“Change in Control” has the same meaning as such term is defined in Section 1.04 of the Shenandoah Telecommunications Company 2014 Equity Incentive Plan except that for purposes of Section 1.04(4) therein, the phrase “at least sixty percent (60%) of the Company’s assets” shall be substituted for “all or substantially all of the Company’s assets.” For the avoidance of doubt, more than one Change in Control may occur during the Term, e.g., if a Change in Control occurs on account of the sale of at least sixty percent (60%), but less than all, of Shenandoah Telecommunications Company’s assets, a subsequent sale of at least sixty percent (60%) of the remaining assets of Shenandoah Telecommunications Company also shall be a Change in Control.

“Control Change Date” means the date on which a Change in Control occurs. If a Change in Control occurs on account of a series of transactions, the “Control Change Date” is the date of the last of such transactions.

“Covered Termination” means, except as provided in the two following sentences, an involuntary termination of the Executive’s employment with the Company and its affiliates by the Company for a reason other than Cause (as defined in the Severance Agreement) or, on or after a Control Change Date, the Executive’s resignation from employment with the Company and its affiliates with Good Reason. A cessation of the Executive’s employment with the Company and its affiliates on account of the Executive’s death or disability is not a Covered Termination. A cessation of the Executive’s employment with the Company and its affiliates is not a Covered Termination if (i) such employment ends in connection with, or related to, a Transaction and (ii) the Executive accepts an offer of employment or becomes an employee or otherwise provides services to the Buyer.

“Transaction” means a disposition, merger, spinoff or sale of the assets or similar transaction by, or involving, the Company or any affiliate, subsidiary, division or business segment of the Company or its affiliate for which the Executive is employed by, or providing services to, on the date of such transaction, regardless of whether such transaction constitutes a Change in Control.

The foregoing description of the Severance Agreement does not purport to be complete and is qualified in its entirety by reference to the full text of the form of Severance Agreement, a copy of which is attached to this Current Report on Form 8-K as Exhibit 10.1 and is incorporated herein by reference.

 Item 9.01. Financial Statements and Exhibits.

(d)  Exhibits.

Exhibit No.	Description
10.1	Form of Severance Agreement

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SHENANDOAH TELECOMMUNICATIONS COMPANY

Date: February 11, 2020	By:	/s/ Raymond B. Ostroski
Raymond B. Ostroski
Vice President-Legal and General Counsel